Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
STF Tactical Growth & Income ETF (TUGN)
STF Tactical Growth ETF (TUG)
(each, a “Fund” and together, the “Funds”)
each, a series of Listed Funds Trust

Supplement dated November 5, 2025
to the Prospectus and Summary Prospectuses (together, the “Prospectuses”), each dated July 31, 2025

Effective immediately, the Funds’ principal investment strategies and principal risks are hereby revised, as discussed in more detail below.

STF Tactical Growth & Income ETF (TUGN)
The fourth paragraph of the section titled “Principal Investment Strategies” in the Fund’s prospectus is hereby deleted in its entirety and replaced with the following:

The TUG Model monitors several moving averages of various lengths to measure underlying trends within the Nasdaq-100® Index. Multiple buy and sell signals are incorporated into the TUG Model to take advantage of evolving market conditions. As a result, the TUG Model generates unique signals in both bullish and bearish markets, as the market tends to behave differently depending on the trend. A partial allocation to Treasury bonds may be made when the equity signal is not at full strength. While the Fund’s exposure to sectors may change over time, as of October 31, 2025, the Fund had significant exposure to companies in the Manufacturing Sector.

STF Tactical Growth ETF (TUG)
The sixth paragraph of the section titled “Principal Investment Strategies” in the Fund’s prospectus is hereby deleted in its entirety and replaced with the following:

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. While the Fund’s exposure to sectors may change over time, as of October 31, 2025, the Fund had significant exposure to companies in the Manufacturing Sector.

The following risk is hereby added to the “Principal Investment Risks” section in the Prospectuses in alphabetical order:

Manufacturing Sector Risk. Companies in the Manufacturing Sector can be significantly affected by supply and demand both for their specific product or service and for Manufacturing Sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.

Please retain this supplement with your Prospectus and
Summary Prospectus for future reference.